UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

   (Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                              May 12, 2014

INTERSIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29617	59-3590018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Murphy Ranch Road
Milpitas, California	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 408-432-8888

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed in order to make corrections to the Current Report on Form 8-K of Intersil Corporation that was filed with the Securities and Exchange Commission on May 12, 2014.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

a)	Intersil Corporation (“Intersil”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 6, 2014 in Milpitas, California.

b)	At the Annual Meeting, the shareholders considered and approved items 1, 2, 3, 4, 5, 6 and 7 below. The total shares voted were 121,927,703.

1)	Election of Directors. All eight (8) of management’s nominees for our Board of Directors were elected by the following votes:

Nominee	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Dr. Robert W. Conn	110,898,492	1,771,126	15,206	9,242,879
James V. Diller	109,991,661	2,674,529	18,634	9,242,879
Mercedes Johnson	111,252,541	1,417,790	14,493	9,242,879
Gregory Lang	110,882,429	1,786,645	15,750	9,242,879
Donald Macleod	110,456,658	2,212,097	16,069	9,242,879
Jan Peeters	110,134,541	2,534,552	15,731	9,242,879
Dr. Necip Sayiner	111,186,028	1,481,513	17,283	9,242,879
James A. Urry	109,715,512	2,953,506	15,806	9,242,879

2)	To ratify the appointment of KPMG LLP as Intersil’s independent, registered certified public accounting firm. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
119,285,188	2,630,174	12,341	---

3)

To approve an amendment to the Intersil Corporation Amended and Restated 2008 Equity Compensation Plan.  Details of the plan amendment can be found in the definitive proxy statement.  The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
95,270,369	17,324,031	90,424	9,242,879

4)	To approve an amendment to the Intersil Corporation Employee Stock Purchase Plan. Details of the plan amendment can be found in the definitive proxy statement. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
109,613,903	2,984,532	86,389	9,242,879

5)	To approve the Intersil Corporation Executive Incentive Plan. Details of the plan amendment can be found in the definitive proxy statement. The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
110,056,724	2,541,647	86,453	9,242,879

6)

To approve, on an advisory basis, the compensation of our named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosure in our proxy statement.  The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
74,640,393	36,615,725	1,428,706	9,242,879

7)

To approve, on an advisory basis, the frequency of a non-binding vote on executive compensation.  Details of the proposal can be found in the definitive proxy statement.  The voting results were as follows:

1 Year	2 Years	3 Years	Abstain
94,653,493	40,825	17,833,714	156,792

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERSIL CORPORATION

Date:	May 12, 2014	By:	/s/ Thomas C. Tokos
		Name:	Thomas C. Tokos
		Title:	Sr. Vice President, General Counsel and Secretary